EXHIBIT 16

           AGREEMENT WITH RESPECT TO THE JOINT FILING OF SCHEDULE 13 D


               The undersigned agree, in accordance with the provisions of Regulation Section 240.13d-1 (f) (1) of the Securities Exchange Act of 1934, as amended (the "Act") to the joint filing of Schedule 13D of the Act pertaining to their ownership of securities of Alliance Entertainment Corp., a Delaware corporation. The undersigned further agree, each person or entity on whose behalf such statement is filed is responsible for its timely filing and for the timely filing of any amendment thereto and for the completeness and accuracy of the information concerning each person or entity contained therein.

               This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the undersigned executed this Agreement this 20th day of December, 1996.



                                            WASSERSTEIN PERELLA GROUP, INC.


                                             By /s/ James C. Kingsbery
                                               --------------------------------
                                                  Name: James C. Kingsbery
                                                  Title: Chief Financial Officer
                                                           and Secretary


                                             WASSERSTEIN & CO., INC.


                                             By /s/ James C. Kingsbery
                                               --------------------------------
                                                  Name: James C. Kingsbery
                                                  Title: Secretary and Treasurer



                                             WP MANAGEMENT PARTNERS, L.L.C.

                                             By /s/ James C. Kingsbery
                                               --------------------------------
                                                  Name: James C. Kingsbery
                                                  Title: Secretary

                                          CYPRESS VENTURES, INC.


                                          By /s/ James C. Kingsbery
                                            --------------------------------
                                               Name: James C. Kingsbery
                                               Title: Secretary and Treasurer



                                          U.S. EQUITY PARTNERS, L.P.

                                          By:  WP MANAGEMENT PARTNERS, L.L.C.
                                            ----------------------------------
                                          Its Sole General Partner


                                          By /s/ James C. Kingsbery
                                            -----------------------------------
                                               Name: James C. Kingsbery
                                               Title: Secretary



                                          U.S. EQUITY PARTNERS (OFFSHORE), L.P.

                                          By:  WP MANAGEMENT PARTNERS, L.L.C.
                                            ----------------------------------
                                                 Its Sole General Partner


                                          By /s/ James C. Kingsbery
                                            ----------------------------------
                                               Name: James C. Kingsbery
                                               Title: Secretary